SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2003

TNP ENTERPRISES, INC. (Exact name of registrant as specified in charter)

Texas (State or other jurisdiction of Incorporation)	1-8847 (Commission File Number)	75-1907501 (IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (817) 731-0099

(Former name or former address, if changed since last report)

TEXAS-NEW MEXICO POWER COMPANY (Exact name of registrant as specified in charter)

Texas (State or other jurisdiction of Incorporation)	2-97230 (Commission File Number)	75-0204070 (IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (817) 731-0099

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99	Press Release of the Registrant dated November 12, 2003

Item 9. Regulation FD Disclosure

See the press release attached hereto as Exhibit 99 dated November 12, 2003, announcing the financial results for the three months ended September 30, 2003 for TNP Enterprises, Inc. and Texas-New Mexico Power Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP ENTERPRISES, INC. (Registrant)

Date: November 13, 2003	By:	/s/ Theodore A. Babcock Theodore A. Babcock, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS-NEW MEXICO POWER COMPANY (Registrant)

Date: November 13, 2003	By:	/s/ Scott Forbes Scott Forbes Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99	Press Release dated November 12, 2003.

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